SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT


 Pursuant to Section 13 or 15 (d) of the Securities Exchange
                         Act of 1934



Date of Report (Date of earliest event reported):  January 12, 2001


                       EMC CORPORATION
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   (Exact name of registrant as specified in its charter)


Massachusetts                    1-9853             No. 04-2680009
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(State or other jurisdiction    (Commission        (I.R.S. Employer
of incorporation)               File Number)      Identification No.)



35 Parkwood Drive, Hopkinton, MA                     01748
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(Address of principal executive offices)           (zip code)



Registrant's telephone number, including area code:(508)435-1000
                                                   -------------------


                     N/A
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(Former Name or Former Address, if changed since last report)






Item 5.  Other Events.
----------------------

     On January 12, 2001, EMC Corporation issued a press release announcing that EMC declared a stock dividend of all of the shares of Class A common stock of McData Corporation and announced the record and distribution dates for the dividend. The press release is attached as Exhibit 99 to this Current Report on Form 8-K.

Item 7.  Financial Statements Pro Forma Financial Information and Exhibits
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     (c) Exhibits

       99    EMC Corporation Press Release issued January 12, 2001.





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                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EMC CORPORATION


                                   By: /s/ Paul T. Dacier
                                       ---------------------
                                       Paul T. Dacier
                                       Senior Vice President
                                       and General Counsel




Date: January 12, 2001





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                        EXHIBIT INDEX

Exhibit No.       Description
------------      -----------

99                EMC Corporation Press Release issued January 12, 2001.